Debt	12 Months Ended
Dec. 31, 2011
Debt
Debt

Note 10: Debt

The following table sets forth our outstanding debt:

	December 31,
	2011	2010
	(Dollars in Millions)
Long-term debt
Senior notes	$13,464	$10,472
Short-term borrowings	—	38
Total debt	$13,464	$10,510

All of our senior notes were issued by DIRECTV Holdings LLC and DIRECTV Financing Co., Inc., or the Co-Issuers, and have been registered under the Securities Act of 1933, as amended. On November 14, 2011, we entered into a series of Supplemental Indentures whereby DIRECTV agreed to fully guarantee all of the senior notes, jointly and severally with substantially all of DIRECTV Holdings LLC’s domestic subsidiaries. The Supplemental Indentures provide that DIRECTV unconditionally guarantees that the principal and interest on the respective senior notes will be paid in full when due and that the obligations of the Co-Issuers to the holders of the outstanding senior notes will be performed.

As a result of the guarantees, holders of the senior notes have the benefit of DIRECTV’s interests in the assets and related earnings of our operations that are not held through DIRECTV Holdings LLC and its subsidiaries. Those operations are primarily our direct-to-home digital television services throughout Latin America which are held by DIRECTV Latin America Holdings, Inc. and its subsidiaries and DIRECTV Sports Networks LLC and its subsidiaries which are comprised primarily of three regional sports television networks based in Seattle, Washington; Denver, Colorado and Pittsburgh, Pennsylvania.  However, the subsidiaries that own and operate DIRECTV Latin America Holding, Inc. and DIRECTV Sports Networks LLC have not guaranteed the senior notes.

The guarantees are unsecured senior obligations of DIRECTV and rank equally in right of payment with all of DIRECTV’s existing and future senior debt and rank senior in right of payment to all of DIRECTV’s future subordinated debt, if any.  The guarantees are effectively subordinated to all existing and future secured obligations, if any, of DIRECTV to the extent of the value of the assets securing the obligations.  DIRECTV will not be subject to the covenants contained in each indenture of the senior notes and our guarantees will terminate and be released on the terms set forth in each of the senior notes.

As of December 31, 2011, DIRECTV U.S. had the ability to borrow up to $2 billion under a revolving credit facility discussed below.

2011 Financing Transactions

On March 10, 2011, DIRECTV U.S. issued the following senior notes:

	Principal	Proceeds, net of discount
	(Dollars in Millions)
3.500% senior notes due 2016	$1,500	$1,497
5.000% senior notes due 2021	1,500	1,493
6.375% senior notes due 2041	1,000	1,000
	$4,000	$3,990

We incurred $24 million of debt issuance costs in connection with this transaction.

On March 17, 2011, DIRECTV U.S. purchased, pursuant to a tender offer, $341 million of its then outstanding $1,002 million of 6.375% senior notes due in 2015 at a price of 103.313%, plus accrued and unpaid interest, for a total of $358 million. On June 15, 2011, DIRECTV U.S. redeemed, pursuant to the terms of its indenture, the remaining $659 million of its outstanding 6.375% senior notes due 2015, at a price of 102.125%, plus accrued and unpaid interest, for a total of $694 million. The redemption of the 6.375% senior notes resulted in a 2011 pre-tax charge of $25 million, $16 million after tax, primarily for the premiums paid. The charge was recorded in “Other, net” in our Consolidated Statements of Operations.

2010 Financing Transactions

On August 17, 2010, pursuant to a registration statement, DIRECTV U.S. issued the following senior notes:

	Principal	Proceeds, net of discount
	(Dollars in Millions)
3.125% senior notes due in 2016	$750	$750
4.600% senior notes due in 2021	1,000	999
6.000% senior notes due in 2040	1,250	1,233
	$3,000	$2,982

We incurred $19 million of debt issuance costs in connection with these transactions.

On August 20, 2010, DIRECTV U.S. repaid the $1,220 million of remaining principal on Term Loans A and B of its senior secured credit facility. The repayment of Term Loans A and B resulted in a 2010 pre-tax charge of $7 million, $4 million after tax, resulting from the write-off of deferred debt issuance and other transaction costs. The charge was recorded in “Other, net” in our Consolidated Statements of Operations.

On March 11, 2010, DIRECTV U.S. issued the following senior notes:

	Principal	Proceeds, net of discount
	(Dollars in Millions)
3.550% senior notes due in 2015	$1,200	$1,199
5.200% senior notes due in 2020	1,300	1,298
6.350% senior notes due in 2040	500	499
	$3,000	$2,996

We incurred $17 million of debt issuance costs in connection with these transactions.

On March 16, 2010, DIRECTV U.S. repaid the $985 million of remaining principal on Term Loan C of its senior secured credit facility. The repayment of Term Loan C resulted in a 2010 pre-tax charge of $9 million, $6 million after tax, of which $6 million resulted from the write-off of unamortized discount and $3 million resulted from the write-off of deferred debt issuance and other transaction costs. The charge was recorded in “Other, net” in our Consolidated Statements of Operations.

2009 Financing Transactions

On September 22, 2009, DIRECTV U.S. issued the following senior notes:

	Principal	Proceeds, net of discount
	(Dollars in Millions)
4.750% senior notes due in 2014	$1,000	$997
5.875% senior notes due in 2019	1,000	993
	$2,000	$1,990

We incurred $14 million of debt issuance costs in connection with these transactions.

On September 22, 2009, DIRECTV U.S. purchased, pursuant to a tender offer, $583 million of its then outstanding $910 million of 8.375% senior notes at a price of 103.125% plus accrued and unpaid interest, for a total of $603 million. On October 23, 2009, DIRECTV U.S. redeemed, pursuant to the terms of its indenture, the remaining $327 million of its 8.375% senior notes at a price of 102.792% plus accrued and unpaid interest, for a total of $339 million. The redemption of the 8.375% senior notes resulted in a 2009 pre-tax charge of $34 million, $21 million after tax, of which $27 million resulted from the premium paid for redemption of our 8.375% senior notes and $7 million resulted from the write-off of deferred debt issuance and other transaction costs. The charge was recorded in “Other, net” in our Consolidated Statements of Operations.

Senior Notes.  The following table sets forth our outstanding senior notes balance as of December 31:

	Principal amount	Carrying value, net of unamortized original issue discounts or including premiums
	2011	2011	2010
	(Dollars in Millions)
4.750% senior notes due in 2014	$1,000	$999	$998
3.550% senior notes due in 2015	1,200	1,199	1,199
6.375% senior notes due in 2015	—	—	1,002
3.125% senior notes due in 2016	750	750	750
3.500% senior notes due in 2016	1,500	1,498	—
7.625% senior notes due in 2016	1,500	1,500	1,500
5.875% senior notes due in 2019	1,000	994	994
5.200% senior notes due in 2020	1,300	1,298	1,298
4.600% senior notes due in 2021	1,000	999	999
5.000% senior notes due in 2021	1,500	1,494	—
6.350% senior notes due in 2040	500	499	499
6.000% senior notes due in 2040	1,250	1,234	1,233
6.375% senior notes due in 2041	1,000	1,000	—
Total senior notes	$13,500	$13,464	$10,472

The fair value of our senior notes was approximately $14,512 million at December 31, 2011 and $10,881 million at December 31, 2010. We calculated the fair values based on quoted market prices of our senior notes, which is a Level 1 input under the accounting guidance for fair value measurements of assets and liabilities.

Collar Loan

As part of the Liberty Transaction on November 19, 2009, we assumed a credit facility and related equity collars, which we refer to as the Collar Loan. From the acquisition date to December 31, 2009, we repaid a total of $751 million, including $676 million in principal payments and $75 million in payments to settle a portion of the equity collars. We also recorded a $105 million loss during the year ended December 31, 2009 in “Liberty transaction and related gains (charges)” in the Consolidated Statements of Operations related to the partial settlement of the collar and the adjustment of the remaining collar derivative financial instruments to their fair value as of December 31, 2009 to a liability of $400 million. During the first quarter of 2010, we paid $1,537 million to repay the remaining principal balance and accrued interest on the credit facility, and to settle the equity collars. As a result, we recorded a gain of $67 million in “Liberty transaction and related gains (charges)” in the Consolidated Statements of Operations in the first quarter of 2010 related to the Collar Loan.

Revolving Credit Facility

In February 2011, DIRECTV U.S.’ $500 million, six-year senior secured credit facility was terminated and replaced with a five-year, $2 billion revolving credit facility. We pay a commitment fee of 0.30% per year for the unused commitment under the revolving credit facility, and borrowings will bear interest at an annual rate of (i) the London interbank offer rate (LIBOR) (or for Euro advances the EURIBOR rate) plus 1.50% or at our option (ii) the higher of the prime rate plus 0.50% or the Fed Funds Rate plus 1.00%. The commitment fee and the annual interest rate may be increased or decreased under certain conditions, which include changes in DIRECTV U.S.’ long-term, unsecured debt ratings. The revolving credit facility has been fully and unconditionally guaranteed, jointly and severally, by substantially all of DIRECTV U.S.’ domestic subsidiaries on a senior unsecured basis. In January 2012, we borrowed $400 million under the revolving credit facility.

Our senior notes payable mature as follows: $1,000 million in 2014, $1,200 million in 2015, $3,750 million in 2016 and $7,550 million thereafter. The amount of interest accrued related to our outstanding debt was $201 million at December 31, 2011 and $138 million at December 31, 2010.

Covenants and Restrictions.  The revolving credit facility requires DIRECTV U.S. to maintain at the end of each fiscal quarter a specified ratio of indebtedness to adjusted net income. The revolving credit facility also includes covenants that restrict DIRECTV U.S.’ ability to, among other things, (i) incur additional subsidiary indebtedness, (ii) incur liens, (iii) enter into certain transactions with affiliates, (iv) merge or consolidate with another entity, (v) sell, assign, lease or otherwise dispose of all or substantially all of its assets, and (vi) change its lines of business. Additionally, the senior notes contain restrictive covenants that are similar. Should DIRECTV U.S. fail to comply with these covenants, all or a portion of its borrowings under the senior notes could become immediately payable and its revolving credit facility could be terminated. As of December 31, 2011, management believes DIRECTV U.S. was in compliance with all such covenants. The senior notes and revolving credit facility also provide that the borrowings may be required to be prepaid if certain change-in-control events occur.

Restricted Cash.  Restricted cash of $30 million as of December 31, 2011 and $70 million as of December 31, 2010 was included as part of “Prepaid expenses and other” in our Consolidated Balance Sheets. These amounts secure our letter of credit obligations and collateralize an international loan. Restrictions on the cash will be removed as the letters of credit expire and the loan is repaid.